UNITED STATES
SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8 – K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 27, 2007
PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
O-30050 (Commission File Number)	64-0709834 (IRS Employer Identification No.)
152 Lameuse StreetBiloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)
_________ _______ (Former Name or Former Addresss, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 27, 2007, Peoples Financial Corporation issued a press release announcing the declaration of a semi-annual dividend.

Item 9.01. Financial Statements and Exhibits.

( c)	Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated June 27, 2007, entitled “Peoples Financial Corporation Raised Semiannual Dividend 8.7% to $ .25 Per Share”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2007

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman Chevis C. Swetman Chairman, President and CEO